MAYER, BROWN, ROWE & MAW

                            190 SOUTH LA SALLE STREET

                          CHICAGO, ILLINOIS 60603-3441

                                                                  MAIN TELEPHONE
                                                                  (312) 782-0600
                                                                     MAIN FAX
                                                                  (312) 701-7711

                                November 12, 2002

To the Persons Listed on
   Schedule I attached hereto

      Re: Agreement and Plan of Reorganization by and between the Orbitex Group of Funds, on behalf of the Orbitex Focus 30 Fund, and the Saratoga Advantage Trust, on behalf of the Saratoga Large Capitalization Portfolio (the "Reorganization Agreement")

Dear Ladies and Gentlemen:

      We have acted as counsel to the Orbitex Focus 30 Fund (the "Focus 30 Fund"), a separate portfolio of the Orbitex Group of Funds (the "Orbitex Trust"), a Delaware business trust, and to the Saratoga Large Capitalization Value Portfolio (the "Saratoga Fund"), a separate portfolio of the Saratoga Advantage Trust, a Delaware business trust, in connection with the proposed transfer of substantially all of the assets of the Focus 30 Fund to the Saratoga Fund and certain other transactions related thereto pursuant to and in accordance with the terms of the Reorganization Agreement (the "Reorganization"). You have requested that we provide pursuant to Sections 7.7 and 8.9 of the Reorganization Agreement an opinion regarding the treatment of the Reorganization under the Internal Revenue Code of 1986, as amended (the "Code").

      In connection with rendering this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the Reorganization Agreement, (ii) the Registration Statement on Form N-14 for the Reorganization (the "Registration Statement") and other documents, exhibits, attachments and schedules contained therein, (iii) written representations of Saratoga Capital Management I, LLC and Orbitex Management, Inc. (the "Advisers") concerning certain facts underlying and relating to the Reorganization set forth in a letter dated October 30, 2002, and (iv) such other documents and materials as we have deemed necessary or appropriate for purposes of the opinions set forth below. In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. We have not made an independent investigation of the facts set forth


     Brussels Charlotte Chicago Cologne Frankfurt Houston London Los Angeles
              Manchester New York Palo Alto Paris Washington, D.C.
 Independent Mexico City Correspondent: Jauregui, Navarrete, Nader y Rojas, S.C.

      Mayer, Brown, Rowe & Maw is a U.S. General Partnership. We operate in combination with our associated English partnership in the offices listed above.

MAYER, BROWN, ROWE & MAW

November 12, 2002


either in the Registration Statement, the Reorganization Agreement or such other documents that we have examined. We have consequently assumed in rendering these opinions that the information presented in such documents or otherwise furnished to us accurately and completely describes in all material respects all facts relevant to the Reorganization.

      We have also assumed for purposes of rendering our opinions (i) the accuracy of, and material compliance with, the representations of the Advisers set forth in the letter referred to above, (ii) the accuracy of, and material compliance with, the representations, warranties, covenants and agreements of the Orbitex Trust and the Saratoga Trust made in the Reorganization Agreement, and (iii) that there are no agreements or understandings other than those of which we have been informed that would affect our conclusions set forth below.

      The opinions set forth below are based on the Code, the legislative history with respect thereto, rules and regulations promulgated thereunder, and published rulings, court decisions and administrative authorities issued with respect to all of the foregoing, all as in effect and existing on the date hereof, and all of which are subject to change at any time, possibly on a retroactive basis. In addition, there can be no assurance that positions contrary to those stated in our opinions may not be asserted by the Internal Revenue Service.

      Any change occurring after the date hereof in, or a variation from, any of the foregoing factual or legal bases for our opinions could affect the conclusions set forth below.

      In addition, the opinions expressed herein are given as of the date hereof and we express no obligation to advise you of any changes in the law or events that may hereafter come to our attention that could affect our opinions set forth below.

      Based on the foregoing, we are of the opinion that, for United States federal income tax purposes:

      1. The transfer of the Focus 30 Fund's assets in exchange for the Saratoga Fund Shares(1/) and the assumption by the Saratoga Fund of certain stated liabilities of the Focus 30 Fund followed by the distribution by the Focus 30 Fund of the Saratoga Fund Shares to the Focus 30 Fund Shareholders in exchange for their Focus 30 Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Focus 30 Fund and the Saratoga Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

----------
1/ Capitalized terms used herein without definition have the meanings ascribed to them in the Reorganization Agreement.

MAYER, BROWN, ROWE & MAW

November 12, 2002


      2. No gain or loss will be recognized by the Saratoga Fund upon receipt of the assets of the Focus 30 Fund solely in exchange for the Saratoga Fund Shares and the assumption by the Saratoga Fund of the stated liabilities of the Focus 30 Fund.

      3. No gain or loss will be recognized by the Focus 30 Fund upon the transfer of the assets of the Focus 30 Fund to the Saratoga Fund in exchange for the Saratoga Fund Shares and the assumption by the Saratoga Fund of the stated liabilities or upon the distribution of the Saratoga Fund Shares to the Focus 30 Fund Shareholders in exchange for their Focus 30 Fund shares.

      4. No gain or loss will be recognized by the Focus 30 Fund Shareholders upon the exchange of the Focus 30 Fund shares for the Saratoga Fund Shares.

      5. The aggregate tax basis for the Saratoga Fund Shares received by each Focus 30 Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Focus 30 Fund shares held by each such Focus 30 Fund Shareholder immediately prior to the Reorganization.

      6. The holding period of the Saratoga Fund Shares to be received by each Focus 30 Fund Shareholder will include the period during which the Focus 30 Fund shares surrendered in exchange therefore were held (provided such Focus 30 Fund shares are held as capital assets on the date of the Reorganization).

      7. The tax basis of the assets of the Focus 30 Fund acquired by the Saratoga Fund will be the same as the tax basis of such assets to the Focus 30 Fund immediately prior to the Reorganization.

      8. The holding period of the assets of the Focus 30 Fund in the hands of the Saratoga Fund will include the period during which those assets were held by the Focus 30 Fund.

      This opinion is being provided to you solely in connection with the filing of the Registration Statement for the Reorganization. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

      We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to all references to this firm under the headings Comparison of the Funds - Tax Considerations and Approval of the Reorganizations
- Federal Income Tax Consequences of the Reorganizations in the Registration Statement.

                                    Sincerely,


                                    MAYER, BROWN, ROWE & MAW

MAYER, BROWN, ROWE & MAW

November 12, 2002


JRB/KRA

                                   SCHEDULE I


Orbitex Focus 30 Fund
410 Park Avenue, 18th Floor
New York, New York  10022

Saratoga Large Capitalization Value Portfolio
1101 Stewart Avenue, Suite 207
Garden City, New York  11530

                            MAYER, BROWN, ROWE & MAW

                            190 SOUTH LA SALLE STREET

                          CHICAGO, ILLINOIS 60603-3441

                                                                  MAIN TELEPHONE
                                                                  (312) 782-0600
                                                                     MAIN FAX
                                                                  (312) 701-7711

                                November 12, 2002

To the Persons Listed on
   Schedule I Attached hereto

Re: Agreement and Plan of Reorganization by and between the Orbitex Group of Funds, on behalf of the Orbitex Health & Biotechnology Fund and the Orbitex Medical Sciences Fund, and the Saratoga Advantage Trust, on behalf of the Saratoga Health & Biotechnology Portfolio and Agreement and Plan of Reorganization by and between the Orbitex Life Sciences & Biotechnology Fund and the Saratoga Advantage Trust, on behalf of the Saratoga Health & Biotechnology Portfolio (the "Reorganization Agreements")

Dear Ladies and Gentlemen:

      We have acted as counsel to the Orbitex Health & Biotechnology Fund (the "Health & Biotechnology Fund") and the Orbitex Medical Sciences Fund (the "Medical Fund"), each of which is a separate portfolio of the Orbitex Group of Funds (the "Orbitex Trust"), a Delaware business trust, the Orbitex Life Sciences & Biotechnology Fund, a Maryland corporation (the "Life Sciences Fund" and, together with the Health & Biotechnology Fund and the Medical Fund, the "Acquired Orbitex Funds"), and the Saratoga Health & Biotechnology Portfolio (the "Saratoga Fund"), a newly formed separate portfolio of the Saratoga Advantage Trust (the "Saratoga Trust"), a Delaware business trust, in connection with the proposed transfer of substantially all of the assets of each of the Acquired Orbitex Funds to the Saratoga Fund and certain other transactions related thereto pursuant to and in accordance with the terms of the Reorganization Agreements (the "Reorganizations"). You have requested that we provide pursuant to Sections 7.7 and 8.9 of the Reorganization Agreements an opinion regarding the treatment of the Reorganization under the Internal Revenue Code of 1986, as amended (the "Code").

            In connection with rendering these opinions, we have examined originals or copies, certified or otherwise identified to our satisfaction, of
(i) the Reorganization Agreement, (ii) the Registration Statement on Form N-14 (the "Registration Statement") and other documents, exhibits, attachments and schedules contained therein, (iii) written representations of Saratoga Capital Management I, LLC and Orbitex Management, Inc. (the "Advisers")concerning certain facts underlying and relating to the Reorganization set forth in a letter dated October 30, 2002, and (iv) such other documents and materials as we have deemed necessary or appropriate


     Brussels Charlotte Chicago Cologne Frankfurt Houston London Los Angeles
              Manchester New York Palo Alto Paris Washington, D.C.
 Independent Mexico City Correspondent: Jauregui, Navarrete, Nader y Rojas, S.C.

      Mayer, Brown, Rowe & Maw is a U.S. General Partnership. We operate in combination with our associated English partnership in the offices listed above.

MAYER, BROWN, ROWE & MAW

November 12, 2002
Page 2


for purposes of the opinions set forth below. In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. We have not made an independent investigation of the facts set forth either in the Registration Statement, the Reorganization Agreement or such other documents that we have examined. We have consequently assumed in rendering these opinions that the information presented in such documents or otherwise furnished to us accurately and completely describes in all material respects all facts relevant to the Reorganization.

      We have also assumed for purposes of rendering our opinions (i) the accuracy of, and material compliance with, the representations of the Advisers set forth in the letter referred to above, (ii) the accuracy of, and material compliance with, the representations, warranties, covenants and agreements of the Orbitex Trust, the Life Sciences Fund and the Saratoga Trust made in the Reorganization Agreements, and (iii) that there are no agreements or understandings other than those of which we have been informed that would affect our conclusions set forth below.

      We further understand that the consummation of each Reorganization is not conditioned on the consummation of any other Reorganization.

      The opinions set forth below are based on the Code, the legislative history with respect thereto, rules and regulations promulgated thereunder, and published rulings, court decisions and administrative authorities issued with respect to all of the foregoing, all as in effect and existing on the date hereof, and all of which are subject to change at any time, possibly on a retroactive basis. In addition, there can be no assurance that positions contrary to those stated in our opinions may not be asserted by the Internal Revenue Service.

      Any change occurring after the date hereof in, or a variation from, any of the foregoing factual or legal bases for our opinions could affect the conclusions set forth below.

      In addition, the opinions expressed herein are given as of the date hereof and we express no obligation to advise you of any changes in the law or events that may hereafter come to our attention that could affect our opinions set forth below.

      Based on the foregoing, we are of the opinion that, for U.S. federal income tax purposes:

      1. Assuming the approval of the Shareholders of each of the Health & Biotechnology Fund, the Medical Fund and the Life Sciences Fund, the transfer of each of the

MAYER, BROWN, ROWE & MAW

November 12, 2002
Page 3


Acquired Orbitex Funds' assets in exchange for Saratoga Fund Shares(1/) and the assumption by the Saratoga Fund of certain stated liabilities of each of the Acquired Orbitex Funds followed by the distribution by the corresponding Acquired Orbitex Fund of Saratoga Fund Shares to their respective Shareholders in exchange for their respective Acquired Orbitex Fund shares pursuant to and in accordance with the terms of the Reorganization Agreements will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Health & Biotechnology Fund, the Medical Fund, the Life Sciences Fund and the Saratoga Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

      2. If the Shareholders of only one of the Acquired Orbitex Funds approve the Reorganization, the transfer of the approving Acquired Orbitex Fund's assets in exchange for the Saratoga Fund Shares and the assumption by the Saratoga Fund of certain stated liabilities of the approving Acquired Orbitex Fund followed by the distribution by the approving Acquired Orbitex Fund of Saratoga Fund Shares to its Shareholders in exchange for their corresponding Acquired Orbitex Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will, nonetheless constitute a "reorganization" within the meaning of
Section 368(a)(1)(F) of the Code, and the approving Acquired Orbitex Fund and the Saratoga Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

      3. No gain or loss will be recognized by the Saratoga Fund upon receipt of the assets of the Acquired Orbitex Funds solely in exchange for Saratoga Fund Shares and the assumption by the Saratoga Fund of the stated liabilities of the Acquired Orbitex Funds.

      4. No gain or loss will be recognized by any of the Acquired Orbitex Funds upon the transfer of the assets of each of the Acquired Orbitex Funds to the Saratoga Fund in exchange for Saratoga Fund Shares and the assumption by the Saratoga Fund of the stated liabilities or upon the distribution of Saratoga Fund Shares to the Shareholders of each of the Acquired Orbitex Funds in exchange for their respective Acquired Orbitex Fund shares.

      5. No gain or loss will be recognized by the Shareholders of any Acquired Orbitex Fund upon the exchange of their respective Acquired Orbitex Fund shares for Saratoga Fund Shares.

      6. The aggregate tax basis for the Saratoga Fund Shares received by each Acquired Orbitex Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Orbitex Fund shares held by each such Acquired Orbitex Fund Shareholder immediately prior to the Reorganization.

----------
1/ Capitalized terms used herein without definition have the meanings ascribed to them in the Reorganization Agreements.

MAYER, BROWN, ROWE & MAW

November 12, 2002
Page 4


      7. The holding period of the Saratoga Fund Shares to be received by each Acquired Orbitex Fund Shareholder will include the period during which the Acquired Orbitex Fund shares surrendered in exchange therefor were held (provided such Acquired Orbitex Fund shares are held as capital assets on the date of the Reorganization).

      8. The tax basis of the assets of each of the Acquired Orbitex Funds acquired by the Saratoga Fund will be the same as the tax basis of such assets to the respective Acquired Orbitex Funds immediately prior to the Reorganization.

      9. The holding period of the assets of each of the Acquired Orbitex Funds in the hands of the Saratoga Fund will include the period during which those assets were held by the respective Acquired Orbitex Fund.

      These opinions are being provided to you solely in connection with the filing of the Registration Statement for the Reorganization. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

      We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to all references to this firm under the headings Comparison of the Funds - Tax Considerations and Approval of the Reorganizations
- Federal Income Tax Consequences of the Reorganizations in the Registration Statement.

                                    Sincerely,


                                    MAYER, BROWN, ROWE & MAW


      JRB/KRA

                                   SCHEDULE I

Orbitex Health & Biotechnology Fund
410 Park Avenue, 18th Floor
New York, New York  10022

Orbitex Medical Sciences Fund
410 Park Avenue, 18th Floor
New York, New York  10022

Orbitex Life Sciences & Biotechnology Fund
410 Park Avenue, 18th Floor
New York, New York  10022

Saratoga Health & Biotechnology Portfolio
1101 Stewart Avenue, Suite 207
Garden City, New York  11530

                            MAYER, BROWN, ROWE & MAW

                            190 SOUTH LA SALLE STREET

                          CHICAGO, ILLINOIS 60603-3441

                                                                  MAIN TELEPHONE
                                                                  (312) 782-0600
                                                                     MAIN FAX
                                                                  (312) 701-7711

                                November 12, 2002

To the Persons Listed on
Schedule I Attached hereto

      Re: Agreement and Plan of Reorganization by and between the Orbitex Group of Funds, on behalf of the Orbitex Info-Tech & Communications Fund and the Orbitex Emerging Technology Fund and the Saratoga Advantage Trust, on behalf of the Saratoga Technology & Communications Portfolio (the "Reorganization Agreement")

Dear Ladies and Gentlemen:

      We have acted as counsel to the Orbitex Info-Tech & Communications Fund (the "Info-Tech Fund") and the Orbitex Emerging Technology Fund, (the "Technology Fund" and together, with the Info-Tech Fund, the "Acquired Orbitex Funds"), each of which is a separate portfolio of the Orbitex Group of Funds (the "Orbitex Trust"), a Delaware business trust, and the Saratoga Technology & Communications Portfolio (the "Saratoga Fund"), a newly formed separate portfolio of the Saratoga Advantage Trust (the "Saratoga Trust"), a Delaware business trust, in connection with the proposed transfer of substantially all of the assets of each of the Acquired Orbitex Funds to the Saratoga Fund and certain other transactions related thereto pursuant to and in accordance with the terms of the Reorganization Agreement (the "Reorganization"). You have requested that we provide pursuant to Sections 7.7 and 8.9 of the Reorganization Agreement an opinion regarding the treatment of the Reorganization under the Internal Revenue Code of 1986, as amended (the "Code").

      In connection with rendering these opinions, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the Reorganization Agreement, (ii) the Registration Statement on Form N-14 (the "Registration Statement") and other documents, exhibits, attachments and schedules contained therein, (iii) written representations of Saratoga Capital Management I, LLC and Orbitex Management, Inc. (the "Advisers") concerning certain facts underlying and relating to the Reorganization set forth in a letter dated October 30, 2002, and (iv) such other documents and materials as we have deemed necessary or appropriate for purposes of the opinions set forth below. In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to


     Brussels Charlotte Chicago Cologne Frankfurt Houston London Los Angeles
              Manchester New York Palo Alto Paris Washington, D.C.
 Independent Mexico City Correspondent: Jauregui, Navarrete, Nader y Rojas, S.C.

      Mayer, Brown, Rowe & Maw is a U.S. General Partnership. We operate in combination with our associated English partnership in the offices listed above.

MAYER, BROWN, ROWE & MAW

November 12, 2002


us as certified or photostatic copies, and the authenticity of the originals of such copies. We have not made an independent investigation of the facts set forth either in the Registration Statement, the Reorganization Agreement or such other documents that we have examined. We have consequently assumed in rendering these opinions that the information presented in such documents or otherwise furnished to us accurately and completely describes in all material respects all facts relevant to the Reorganization.

      We have also assumed for purposes of rendering our opinions (i) the accuracy of, and material compliance with, the representations of the Advisers set forth in the letter referred to above, (ii) the accuracy of, and material compliance with, the representations, warranties, covenants and agreements of the Orbitex Trust and the Saratoga Trust made in the Reorganization Agreement, and (iii) that there are no agreements or understandings other than those of which we have been informed that would affect our conclusions set forth below.

      We further understand that the consummation of each Reorganization is not conditioned on the consummation of any other Reorganization.

      The opinions set forth below are based on the Code, the legislative history with respect thereto, rules and regulations promulgated thereunder, and published rulings, court decisions and administrative authorities issued with respect to all of the foregoing, all as in effect and existing on the date hereof, and all of which are subject to change at any time, possibly on a retroactive basis. In addition, there can be no assurance that positions contrary to those stated in our opinions may not be asserted by the Internal Revenue Service.

      Any change occurring after the date hereof in, or a variation from, any of the foregoing factual or legal bases for our opinions could affect the conclusions set forth below.

      In addition, the opinions expressed herein are given as of the date hereof and we express no obligation to advise you of any changes in the law or events that may hereafter come to our attention that could affect our opinions set forth below.

      Based on the foregoing, we are of the opinion that, for U.S. federal income tax purposes:

      1. Assuming the approval of the Shareholders of each of the Info-Tech Fund and the Technology Fund, the transfer of each of the Acquired Orbitex Funds' assets in exchange for Saratoga Fund Shares(1/) and the assumption by the Saratoga Fund of certain stated liabilities of each of the Acquired Orbitex Funds followed by the distribution by the corresponding Acquired Orbitex Fund of Saratoga Fund Shares to their respective Shareholders in exchange for their


----------
1/ Capitalized terms used herein without definition have the meanings ascribed to them in the Reorganization Agreement.

MAYER, BROWN, ROWE & MAW

November 12, 2002


respective Acquired Orbitex Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Info-Tech Fund, the Technology Fund and the Saratoga Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

      2. If the Shareholders of only one of the Acquired Orbitex Funds approve the Reorganization, the transfer of the approving Acquired Orbitex Fund's assets in exchange for Saratoga Fund Shares and the assumption by the Saratoga Fund of certain stated liabilities of the approving Acquired Orbitex Fund followed by the distribution by the approving Acquired Orbitex Fund of Saratoga Fund Shares to its Shareholders in exchange for their corresponding Acquired Orbitex Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will, nonetheless constitute a "reorganization" within the meaning of
Section 368(a)(1)(F) of the Code, and the approving Acquired Orbitex Fund and the Saratoga Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

      3. No gain or loss will be recognized by the Saratoga Fund upon receipt of the assets of the Acquired Orbitex Funds solely in exchange for Saratoga Fund Shares and the assumption by the Saratoga Fund of the stated liabilities of the Acquired Orbitex Funds.

      4. No gain or loss will be recognized by either of the Acquired Orbitex Funds upon the transfer of the assets of each of the Acquired Orbitex Funds to the Saratoga Fund in exchange for Saratoga Fund Shares and the assumption by the Saratoga Fund of the stated liabilities or upon the distribution of Saratoga Fund Shares to the Shareholders of each of the Acquired Orbitex Funds in exchange for their respective Acquired Orbitex Funds shares.

      5. No gain or loss will be recognized by the Shareholders of either Acquired Orbitex Fund upon the exchange of their respective Acquired Orbitex Fund shares for Saratoga Fund Shares.

      6. The aggregate tax basis for the Saratoga Fund Shares received by each Acquired Orbitex Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Orbitex Fund shares held by each such Acquired Orbitex Fund Shareholder immediately prior to the Reorganization.

      7. The holding period of the Saratoga Fund Shares to be received by each Acquired Orbitex Fund Shareholder will include the period during which the Acquired Orbitex Fund shares surrendered in exchange therefor were held (provided such Acquired Orbitex Fund shares are held as capital assets on the date of the Reorganization).

MAYER, BROWN, ROWE & MAW

November 12, 2002


      8. The tax basis of the assets of each of the Acquired Orbitex Funds acquired by the Saratoga Fund will be the same as the tax basis of such assets to the respective Acquired Orbitex Fund immediately prior to the Reorganization.

      9. The holding period of the assets of each of the Acquired Orbitex Funds in the hands of the Saratoga Fund will include the period during which those assets were held by the respective Acquired Orbitex Fund.

      This opinion is being provided to you solely in connection with the filing of the Registration Statement for the Reorganization. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

MAYER, BROWN, ROWE & MAW

November 12, 2002


      We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to all references to this firm under the headings Comparison of the Funds - Tax Considerations and Approval of the Reorganizations
- Federal Income Tax Consequences of the Reorganizations in the Registration Statement.

                                    Sincerely,


                                    MAYER, BROWN, ROWE & MAW


JRB/KRA

                                   SCHEDULE I

Orbitex Emerging Technology Fund
410 Park Avenue, 18th Floor
New York, New York 10022

Orbitex Info-Tech & Communications Fund
410 Park Avenue, 18th Floor
New York, New York 10022

Saratoga Technology & Communications Portfolio
1101 Stewart Avenue, Suite 207
Garden City, New York, 11530

                            MAYER, BROWN, ROWE & MAW

                            190 SOUTH LA SALLE STREET

                          CHICAGO, ILLINOIS 60603-3441

                                                                 MAIN TELEPHONE
                                                                 (312) 782-0600
                                                                    MAIN FAX
                                                                 (312) 701-7711

                                November 12, 2002

To the Persons Listed on
   Schedule I Attached hereto

      Re: Agreement and Plan of Reorganization by and between the Orbitex Group of Funds, on behalf of the Orbitex Caterpillar Mid-Cap Relative Value Fund and the Orbitex Growth Fund, and Saratoga Advantage Trust, on behalf of the Saratoga Mid-Capitalization Portfolio (the "Reorganization Agreement")

Dear Ladies and Gentlemen:

      We have acted as counsel to the Orbitex Caterpillar Mid-Cap Relative Value Fund (the "Mid-Cap Fund") and the Orbitex Growth Fund (the "Growth Fund" and together, with the Mid-Cap Fund, the "Acquired Orbitex Funds"), each of which is a separate portfolio of the Orbitex Group of Funds (the "Orbitex Trust"), a Delaware business trust, and the Saratoga Mid-Capitalization Portfolio (the "Saratoga Fund"), a newly formed separate portfolio of the Saratoga Advantage Trust (the "Saratoga Trust"), a Delaware business trust, in connection with the proposed transfer of substantially all of the assets of each of the Acquired Orbitex Funds to the Saratoga Fund and certain other transactions related thereto pursuant to and in accordance with the terms of the Reorganization Agreement (the "Reorganizations"). You have requested that we provide pursuant to Sections 7.7 and 8.9 of the Reorganization Agreement an opinion regarding the treatment of the Reorganizations under the Internal Revenue Code of 1986, as amended (the "Code").

      In connection with rendering these opinions, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the Reorganization Agreement, (ii) the Registration Statement on Form N-14 (the "Registration Statement") and other documents, exhibits, attachments and schedules contained therein, (iii) written representations of Saratoga Capital Management I, LLC and Orbitex Management, Inc. (the "Advisers") concerning certain facts underlying and relating to the Reorganization set forth in a letter dated October 30, 2002, and (iv) such other documents and materials as we have deemed necessary or appropriate for purposes of the opinions set forth below. In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. We have not made an independent investigation of the facts set forth either in the Registration


     Brussels Charlotte Chicago Cologne Frankfurt Houston London Los Angeles
              Manchester New York Palo Alto Paris Washington, D.C.
 Independent Mexico City Correspondent: Jauregui, Navarrete, Nader y Rojas, S.C.

      Mayer, Brown, Rowe & Maw is a U.S. General Partnership. We operate in combination with our associated English partnership in the offices listed above.

MAYER, BROWN, ROWE & MAW

November 12, 2002
Page 2


Statement, the Reorganization Agreement or such other documents that we have examined. We have consequently assumed in rendering these opinions that the information presented in such documents or otherwise furnished to us accurately and completely describes in all material respects all facts relevant to the Reorganizations.

      We have also assumed for purposes of rendering our opinions (i) the accuracy of, and material compliance with, the representations of the Advisers set forth in the letter referred to above, (ii) the accuracy of, and material compliance with, the representations, warranties, covenants and agreements of the Orbitex Trust and the Saratoga Trust made in the Reorganization Agreement, and (iii) that there are no agreements or understandings other than those of which we have been informed that would affect our conclusions set forth below.

      We further understand that the consummation of each Reorganization is not conditioned on the consummation of any other Reorganization.

      The opinions set forth below are based on the Code, the legislative history with respect thereto, rules and regulations promulgated thereunder, and published rulings, court decisions and administrative authorities issued with respect to all of the foregoing, all as in effect and existing on the date hereof, and all of which are subject to change at any time, possibly on a retroactive basis. In addition, there can be no assurance that positions contrary to those stated in our opinions may not be asserted by the Internal Revenue Service.

      Any change occurring after the date hereof in, or a variation from, any of the foregoing factual or legal bases for our opinions could affect the conclusions set forth below.

      In addition, the opinions expressed herein are given as of the date hereof and we express no obligation to advise you of any changes in the law or events that may hereafter come to our attention that could affect our opinions set forth below.

      Based on the foregoing, we are of the opinion that, for U.S. federal income tax purposes:

      1. Assuming the approval of the Shareholders of each of the Mid Cap Fund and the Growth Fund, the transfer of each of the Acquired Orbitex Funds' assets in exchange for Saratoga Fund Shares(1/) and the assumption by the Saratoga Fund of certain stated liabilities of each of the Acquired Orbitex Funds followed by the distribution by each of the Acquired Orbitex Funds of Saratoga Fund Shares to their respective Shareholders in exchange for their corresponding Acquired Orbitex Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section


----------
1/ Capitalized terms used herein without definition have the meanings ascribed to them in the Reorganization Agreement.

MAYER, BROWN, ROWE & MAW

November 12, 2002
Page 3


368(a)(1)(C) of the Code, and the Mid-Cap Fund, the Growth Fund and the Saratoga Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

      2. If the Shareholders of only one of the Acquired Orbitex Funds approve the Reorganization, the transfer of the approving Acquired Orbitex Fund's assets in exchange for Saratoga Fund Shares and the assumption by the Saratoga Fund of certain stated liabilities of the approving Acquired Orbitex Fund followed by the distribution by the approving Acquired Orbitex Fund of Saratoga Fund Shares to its Shareholders in exchange for their corresponding Acquired Orbitex Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will, nonetheless constitute a "reorganization" within the meaning of
Section 368(a)(1)(F) of the Code, and the approving Acquired Orbitex Fund and the Saratoga Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

      3. No gain or loss will be recognized by the Saratoga Fund upon receipt of the assets of the Acquired Orbitex Funds solely in exchange for Saratoga Fund Shares and the assumption by the Saratoga Fund of the stated liabilities of the Acquired Orbitex Funds.

      4. No gain or loss will be recognized by either of the Acquired Orbitex Funds upon the transfer of the assets of each of the Acquired Orbitex Funds to the Saratoga Fund in exchange for Saratoga Fund Shares and the assumption by the Saratoga Fund of the stated liabilities or upon the distribution of Saratoga Fund Shares to the Shareholders of each of the Acquired Orbitex Funds in exchange for their respective Acquired Orbitex Fund shares.

      5. No gain or loss will be recognized by the Shareholders of either Acquired Orbitex Fund upon the exchange of their respective Acquired Orbitex Funds shares for Saratoga Fund Shares.

      6. The aggregate tax basis for the Saratoga Fund Shares received by each Acquired Orbitex Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Orbitex Fund shares held by each such Acquired Orbitex Fund Shareholder immediately prior to the Reorganization.

      7. The holding period of the Saratoga Fund Shares to be received by each Acquired Orbitex Fund Shareholder will include the period during which the Acquired Orbitex Fund shares surrendered in exchange therefor were held (provided such Acquired Orbitex Fund shares are held as capital assets on the date of the Reorganization).

      8. The tax basis of the assets of each of the Acquired Orbitex Funds acquired by the Saratoga Fund will be the same as the tax basis of such assets to the respective Acquired Orbitex Fund immediately prior to the Reorganization.

MAYER, BROWN, ROWE & MAW

November 12, 2002
Page 4


      9. The holding period of the assets of each of the Acquired Orbitex Funds in the hands of the Saratoga Fund will include the period during which those assets were held by the respective Acquired Orbitex Fund.

      These opinions are being provided to you solely in connection with the filing of the Registration Statement for the Reorganization. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

      We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to all references to this firm under the headings Comparison of the Funds - Tax Considerations and Approval of the Reorganizations
- Federal Income Tax Consequences of the Reorganizations in the Registration Statement.

                                    Sincerely,


                                    MAYER, BROWN, ROWE & MAW


JRB/KRA

                                   Schedule I

Orbitex Caterpillar Mid-Cap Relative Value Fund
410 Park Avenue, 18th Floor
New York, New York 10022

Orbitex Growth Fund
410 Park Avenue, 18th Floor
New York, New York 10022

Saratoga Mid-Capitalization Portfolio
1101 Stewart Avenue, Suite 201
Garden City, New York  11530

                            MAYER, BROWN, ROWE & MAW

                            190 SOUTH LA SALLE STREET

                          CHICAGO, ILLINOIS 60603-3441

                                                                  MAIN TELEPHONE
                                                                  (312) 782-0600
                                                                     MAIN FAX
                                                                  (312) 701-7711

                                November 12, 2002

To the Persons Listed on
   Schedule I Attached hereto

      Re: Agreement and Plan of Reorganization by and between the Orbitex Group of Funds, on behalf of the Orbitex Financial Services Fund, and the Saratoga Advantage Trust, on behalf of the Saratoga Financial Services Portfolio (the "Reorganization Agreement")

Dear Ladies and Gentlemen:

      We have acted as counsel to the Orbitex Financial Services Fund (the "Financial Services Fund"), a separate portfolio of the Orbitex Group of Funds (the "Orbitex Trust"), a Delaware business trust, and to the Saratoga Financial Services Portfolio (the "Saratoga Fund"), a newly formed separate portfolio of the Saratoga Advantage Trust (the "Saratoga Trust"), a Delaware business trust, in connection with the proposed transfer of substantially all of the assets of the Financial Services Fund to the Saratoga Fund and certain other transactions related thereto pursuant to and in accordance with the terms of the Reorganization Agreement (the "Reorganization"). You have requested that we provide pursuant to Sections 7.7 and 8.9 of the Reorganization Agreement an opinion regarding the treatment of the Reorganization under the Internal Revenue Code of 1986, as amended (the "Code").

      In connection with rendering this opinion, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the Reorganization Agreement, (ii) the Registration Statement on Form N-14 (the "Registration Statement") and other documents, exhibits, attachments and schedules contained therein, (iii) written representations of Saratoga Capital Management I, LLC and Orbitex Management, Inc.(the "Advisers") concerning certain facts underlying and relating to the Reorganization set forth in a letter dated October 30, 2002, and (iv) such other documents and materials as we have deemed necessary or appropriate for purposes of the opinions set forth below. In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. We have not made an independent investigation of the facts set forth either in the Registration Statement, the Reorganization Agreement or such other documents that we have examined. We have consequently assumed in rendering these opinions that the information presented in such


     Brussels Charlotte Chicago Cologne Frankfurt Houston London Los Angeles
              Manchester New York Palo Alto Paris Washington, D.C.
 Independent Mexico City Correspondent: Jauregui, Navarrete, Nader y Rojas, S.C.

      Mayer, Brown, Rowe & Maw is a U.S. General Partnership. We operate in combination with our associated English partnership in the offices listed above.

MAYER, BROWN, ROWE & MAW

November 12, 2002


documents or otherwise furnished to us accurately and completely describes in all material respects all facts relevant to the Reorganization.

      We have also assumed for purposes of rendering our opinions (i) the accuracy of, and material compliance with, the representations of the Advisers set forth in the letter referred to above, (ii) the accuracy of, and material compliance with, the representations, warranties, covenants and agreements of the Orbitex Trust and the Saratoga Trust made in the Reorganization Agreement, and (iii) that there are no agreements or understandings other than those of which we have been informed that would affect our conclusions set forth below.

      The opinions set forth below are based on the Code, the legislative history with respect thereto, rules and regulations promulgated thereunder, and published rulings, court decisions and administrative authorities issued with respect to all of the foregoing, all as in effect and existing on the date hereof, and all of which are subject to change at any time, possibly on a retroactive basis. In addition, there can be no assurance that positions contrary to those stated in our opinions may not be asserted by the Internal Revenue Service.

      Any change occurring after the date hereof in, or a variation from, any of the foregoing factual or legal bases for our opinions could affect the conclusions set forth below.

      In addition, the opinions expressed herein are given as of the date hereof and we express no obligation to advise you of any changes in the law or events that may hereafter come to our attention that could affect our opinions set forth below.

      Based on the foregoing, we are of the opinion that, for United States federal income tax purposes:

      1. The transfer of the Financial Services Fund's assets in exchange for the Saratoga Fund Shares(1/) and the assumption by the Saratoga Fund of certain stated liabilities of the Financial Services Fund followed by the distribution by the Financial Services Fund of the Saratoga Fund Shares to the Financial Services Fund Shareholders in exchange for their Financial Services Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the Financial Services Fund and the Saratoga Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

      2. No gain or loss will be recognized by the Saratoga Fund upon receipt of the assets of the Financial Services Fund solely in exchange for the Saratoga Fund Shares and the assumption by the Saratoga Fund of the stated liabilities of the Financial Services Fund.

----------
1/ Capitalized terms used herein without definition have the meanings ascribed to them in the Reorganization Agreement.

MAYER, BROWN, ROWE & MAW

November 12, 2002


      3. No gain or loss will be recognized by the Financial Services Fund upon the transfer of the assets of the Financial Services Fund to the Saratoga Fund in exchange for the Saratoga Fund Shares and the assumption by the Saratoga Fund of the stated liabilities or upon the distribution of the Saratoga Fund Shares to the Financial Services Fund Shareholders in exchange for their Financial Services Fund shares.

      4. No gain or loss will be recognized by the Financial Services Fund Shareholders upon the exchange of their Financial Services Fund shares for the Saratoga Fund Shares.

      5. The aggregate tax basis for the Saratoga Fund Shares received by each Financial Services Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Financial Services Fund shares held by each such Financial Services Fund Shareholder immediately prior to the Reorganization.

      6. The holding period of the Saratoga Fund Shares to be received by each Financial Services Fund Shareholder will include the period during which the Financial Services Fund shares surrendered in exchange therefore were held (provided such Financial Services Fund shares are held as capital assets on the date of the Reorganization).

      7. The tax basis of the assets of the Financial Services Fund acquired by the Saratoga Fund will be the same as the tax basis of such assets to the Financial Services Fund immediately prior to the Reorganization.

      8. The holding period of the assets of the Financial Services Fund in the hands of the Saratoga Fund will include the period during which those assets were held by the Financial Services Fund.

      These opinions are being provided to you solely in connection with the filing of the Registration Statement for the Reorganization. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

MAYER, BROWN, ROWE & MAW

November 12, 2002


      We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to all references to this firm under the headings Comparison of the Funds - Tax Considerations and Approval of the Reorganizations
- Federal Income Tax Consequences of the Reorganizations in the Registration Statement.

                                    Sincerely,


                                    MAYER, BROWN, ROWE & MAW


JRB/KRA

                                   SCHEDULE I


Orbitex Financial Services Fund
410 Park Avenue, 18th Floor
New York, New York  10022

Saratoga Financial Services Portfolio
1101 Stewart Avenue, Suite 207
Garden City, New York  11530


     Brussels Charlotte Chicago Cologne Frankfurt Houston London Los Angeles
              Manchester New York Palo Alto Paris Washington, D.C.
 Independent Mexico City Correspondent: Jauregui, Navarrete, Nader y Rojas, S.C.

      Mayer, Brown, Rowe & Maw is a U.S. General Partnership. We operate in combination with our associated English partnership in the offices listed above.

                            MAYER, BROWN, ROWE & MAW

                            190 SOUTH LA SALLE STREET

                          CHICAGO, ILLINOIS 60603-3441

                                                                  MAIN TELEPHONE
                                                                  (312) 782-0600
                                                                     MAIN FAX
                                                                  (312) 701-7711

                                November 12, 2002

To the Persons Listed on
   Schedule I Attached hereto

      Re: Agreement and Plan of Reorganization by and between the Orbitex Group of Funds, on behalf of Orbitex Energy & Basic Materials Fund, and the Saratoga Advantage Trust, on behalf of the Saratoga Energy & Basic Materials Portfolio (the "Reorganization Agreement")

Dear Ladies and Gentlemen:

      We have acted as counsel to the Orbitex Energy & Basic Materials Fund (the "Energy Fund"), a separate portfolio of the Orbitex Group of Funds (the "Orbitex Trust"), a Delaware business trust, and to the Saratoga Energy & Basic Materials Portfolio (the "Saratoga Fund"), a newly formed separate portfolio of the Saratoga Advantage Trust (the "Saratoga Trust"), a Delaware business trust, in connection with the proposed transfer of substantially all of the assets of the Energy Fund to the Saratoga Fund and certain other transactions related thereto pursuant to and in accordance with the terms of the Reorganization Agreement (the "Reorganization"). You have requested that we provide pursuant to Sections
7.7 and 8.9 of the Reorganization Agreement an opinion regarding the treatment of the Reorganization under the Internal Revenue Code of 1986, as amended (the "Code").

      In connection with rendering these opinions, we have examined originals or copies, certified or otherwise identified to our satisfaction, of (i) the Reorganization Agreement, (ii) the Registration Statement on Form N-14 (the "Registration Statement") and other documents, exhibits, attachments and schedules contained therein, (iii) written representations of Saratoga Capital Management I, LLC and Orbitex Management, Inc. (the "Advisers") concerning certain facts underlying and relating to the Reorganization set forth in a letter dated October 30, 2002, and (iv) such other documents and materials as we have deemed necessary or appropriate for purposes of the opinions set forth below. In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. We have not made an independent investigation of the facts set forth either in the Registration Statement, the Reorganization Agreement or such other documents that we have examined. We have consequently assumed in rendering these opinions that the information presented in such


     Brussels Charlotte Chicago Cologne Frankfurt Houston London Los Angeles
              Manchester New York Palo Alto Paris Washington, D.C.
 Independent Mexico City Correspondent: Jauregui, Navarrete, Nader y Rojas, S.C.

      Mayer, Brown, Rowe & Maw is a U.S. General Partnership. We operate in combination with our associated English partnership in the offices listed above.

MAYER, BROWN, ROWE & MAW

November 12, 2002
Page 2


documents or otherwise furnished to us accurately and completely describes in all material respects all facts relevant to the Reorganization.

      We have also assumed for purposes of rendering our opinions (i) the accuracy of, and material compliance with, the representations of the Adviser set forth in the letter referred to above, (ii) the accuracy of, and material compliance with, the representations, warranties, covenants and agreements of the Orbitex Trust and the Saratoga Trust made in the Reorganization Agreement, and (iii) that there are no agreements or understandings other than those of which we have been informed that would affect our conclusions set forth below.

      The opinions set forth below are based on the Code, the legislative history with respect thereto, rules and regulations promulgated thereunder, and published rulings, court decisions and administrative authorities issued with respect to all of the foregoing, all as in effect and existing on the date hereof, and all of which are subject to change at any time, possibly on a retroactive basis. In addition, there can be no assurance that positions contrary to those stated in our opinions may not be asserted by the Internal Revenue Service.

      Any change occurring after the date hereof in, or a variation from, any of the foregoing factual or legal bases for our opinions could affect the conclusions set forth below.

      In addition, the opinions expressed herein are given as of the date hereof and we express no obligation to advise you of any changes in the law or events that may hereafter come to our attention that could affect our opinions set forth below.

      Based on the foregoing, we are of the opinion that, for United States federal income tax purposes:

      1. The transfer of the Energy Fund's assets in exchange for the Saratoga Fund Shares(1/) and the assumption by the Saratoga Fund of certain stated liabilities of the Energy Fund followed by the distribution by the Energy Fund of the Saratoga Fund Shares to the Energy Fund Shareholders in exchange for their Energy Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code, and the Energy Fund and the Saratoga Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

      2. No gain or loss will be recognized by the Saratoga Fund upon receipt of the assets of the Energy Fund solely in exchange for the Saratoga Fund Shares and the assumption by the Saratoga Fund of the stated liabilities of the Energy Fund.

----------
1/ Capitalized terms used herein without definition have the meanings ascribed to them in the Reorganization Agreement.

MAYER, BROWN, ROWE & MAW

November 12, 2002
Page 3


      3. No gain or loss will be recognized by the Energy Fund upon the transfer of the assets of the Energy Fund to the Saratoga Fund in exchange for the Saratoga Fund Shares and the assumption by the Saratoga Fund of the stated liabilities or upon the distribution of the Saratoga Fund Shares to the Energy Fund Shareholders in exchange for their Energy Fund shares.

      4. No gain or loss will be recognized by the Energy Fund Shareholders upon the exchange of the Energy Fund shares for the Saratoga Fund Shares.

      5. The aggregate tax basis for the Saratoga Fund Shares received by each Energy Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Energy Fund shares held by each such Energy Fund Shareholder immediately prior to the Reorganization.

      6. The holding period of the Saratoga Fund Shares to be received by each Energy Fund Shareholder will include the period during which the Energy Fund shares surrendered in exchange therefore were held (provided such Energy Fund shares are held as capital assets on the date of the Reorganization).

      7. The tax basis of the assets of the Energy Fund acquired by the Saratoga Fund will be the same as the tax basis of such assets to the Energy Fund immediately prior to the Reorganization.

      8. The holding period of the assets of the Energy Fund in the hands of the Saratoga Fund will include the period during which those assets were held by the Energy Fund.

      This opinion is being provided to you solely in connection with the filing of the Registration Statement for the Reorganization. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

MAYER, BROWN, ROWE & MAW

November 12, 2002
Page 4


      We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to all references to this firm under the headings Comparison of the Funds - Tax Considerations and Approval of the Reorganizations
- Federal Income Tax Consequences of the Reorganizations in the Registration Statement.

                                    Sincerely,


                                    MAYER, BROWN, ROWE & MAW


      JRB/KRA

                                   SCHEDULE I

Orbitex Energy & Basic Materials Fund
410 Park Avenue, 18th Floor
New York, New York  10022

Saratoga Energy & Basic Materials Portfolio
1101 Stewart Avenue, Suite 207
Garden City, New York  11530